UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2007

Element 21 Golf Company

(Exact name of registrant as specified in its charter)

Delaware	000-15260	88-0218411
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

200 Queens Quay East, Unit #1
Toronto, Ontario, Canada,	M5A 4K9
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code 800-710-2021

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Between June 5, 2007 and June 10, 2007, the Company entered into Subscription Agreements with (collectively, the “Subscription Agreements”) with four individuals, each of whom is an accredited investor (collectively, the “Investors”), pursuant to which the Company agreed to sell an aggregate of 2,356,471 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share. The price per Share under the Subscription Agreements is $0.17. Each Investor also received a warrant to purchase Shares of the Company’s common stock in an amount up to the number of Shares purchased. The exercise price of each warrant is $0.19 and expires on May 31, 2008.

On June 15, 2007, Element 21 Golf Company (the “Company”) consummated a $2,000,000 equity financing by entering into two Series B Preferred Stock Subscription Agreements (each a “Series B Subscription Agreement” and collectively the “Series B Subscription Agreements”) with each of Vladamir Goryunov and Clearline Capital, Llc (each a “Purchaser” and collectively, the “Purchasers”). Each Series B Subscription Agreement provides for the sale by the Company to the applicable Purchaser 58,824 shares of the Company’s Series B Convertible Preferred Stock, par value $0.10 per share (the “Series B Preferred Stock”), and warrants to purchase an aggregate of 5,882,400 shares of the Company’s Common Stock, $.01 par value per share, in exchange for and in consideration of an aggregate investment by each of the Purchasers of $1 million in cash, which amount is to be invested on June 15, 2007. The form of the Series B Convertible Preferred Stock and warrants are described below.

On the Closing Date, each Purchaser invested $1 million in the Company in return for 58,824 shares of Series B Preferred Stock and warrants (the terms of which are more fully described below) to purchase an aggregate of 5,882,400 shares of Common Stock. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1.

Each share of Series B Preferred Stock will initially be:

•
convertible into 100 shares of Common Stock (subject to adjustment in the event of dilutive issuances, stock splits, combinations, certain dividends and distributions, and mergers, reorganizations or other similar recapitalization events);

•	entitled to vote on all matters submitted to a vote of the holders of the Common Stock on an as-if converted to common stock basis;

•
entitled to accruing dividends at a rate per annum of 4% of the base amount per share (defined as the original issue price of $17.00 per share plus the amount of accrued but unpaid dividends as calculated on each anniversary of the date of issuance of such Series B Preferred Stock shares);

•
upon the occurrence of certain events (each a “Liquidating Event”), entitled to a liquidation preference equal to the greater of: (i) the amount that would have been payable on each share of Series B Preferred Stock had each share been converted into Common Stock immediately prior to such Liquidating Event, or (ii) $17.00 per share (adjusted to reflect any stock dividend, stock split, combination, recapitalization or reorganization) plus all accruing dividends and all other declared but unpaid dividends. A merger or consolidation of the Company into another corporation or entity or the sale of all or substantially all of the Company’s assets will be deemed to be a Liquidating Event unless otherwise decided by the majority vote of the then outstanding shares of the Series B Preferred Stock.

Additionally, at any time when at least 25,000 shares of Series B Preferred Stock are outstanding (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization event affecting such shares), the Company may not do any of the following without the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series B Preferred Stock: (i) effect any merger or consolidation of the Company; (ii) amend or repeal any provision of, or add any provision to, the Company’s Certificate of Incorporation or By-laws if such action would alter or change the preferences, rights, privileges or powers of, or the restrictions provided for the benefit of, such Series B Preferred Stock; (iii) create, or authorize the creation of, or issue or obligate itself to issue shares of, or increase the authorized number of shares of, any additional class or series of capital stock unless the same ranks junior to the Series B Preferred Stock; (iv) acquire another entity by means of a purchase of all or a portion of the capital stock or assets of such entity for consideration in excess of $2,000,000; (v) liquidate, wind up, or dissolve the Company or adopt any plan for the same; (vi) effect any sale, lease, transfer, pledge or other disposition of assets of the Company or its subsidiaries, not in the ordinary course of business, unless the value of such assets; singly or in connection with any related series of transactions does not in the aggregate exceed $5,000,000; (vii) enter into any transaction with any officer, director or beneficial owner of five percent (5%) or more of the Common Stock; (viii) authorize or effect the issuance by the Company of any shares of capital stock or rights to acquire shares of capital stock pursuant to stock option, stock bonus or other employee stock plans for the benefit of the employees of the Corporation other than the issuance of options to purchase up to 20,000,000 shares of Common Stock pursuant to the Company’s existing stock option plan; (ix) incur any indebtedness for borrowed money in excess of $1,000,000 outstanding at any time; (x) acquire any material assets of another person for consideration in excess of $2,000,000 other than in the ordinary course of business; (xi) permit any subsidiary to do any of the foregoing, or (xii) authorize the issuance of more than 300,000,000 shares of Common Stock directly by amendment of the certificate of incorporation or indirectly by reverse stock-split, merger or other device or create, or authorize the creation of, or issue or obligate itself to issue shares of, any additional class or series of capital stock unless the same ranks junior to the Series B Preferred Stock with respect to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, the payment of dividends and redemption rights, or increase the authorized number of shares of Series B Preferred Stock or increase the authorized number of shares of any additional class or series of capital stock unless the same ranks junior to the Series B Preferred Stock with respect to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, the payment of dividends and redemption rights.

On the Closing Date the Company granted each Purchaser a warrant to purchase 5,882,400 shares of Common Stock at an exercise price of $0.19 per share in the event the warrant is exercised on or prior to June 10, 2008. The Warrant expires on June 10, 2008. The exercise price of the Warrant is subject to adjustment in the event of certain dilutive issuances, stock dividends, stock splits, share combinations or other similar recapitalization events. The Warrant may only be exercised by the payment of the applicable exercise price to the Company in cash, no cashless exercise is permitted. A form of the Warrant is attached hereto as Exhibit 4.2.

The Certificate (as defined in Section 3.03 below) relating to the Series B Preferred Convertible Stock is attached hereto as Exhibit 3(i) and is incorporated herein by reference. A form of the two identical Series B Subscription Agreements is attached hereto as Exhibit 10.2 and is incorporated herein by reference. A form of each of the Warrant is attached hereto as Exhibit 4.2 and is incorporated herein by reference. The foregoing description of the Series B Preferred Stock does not purport to be complete and is qualified in its entirety by reference to Section 5.03 and to Exhibit 3(ii).

Item 3.02 Unregistered Sales of Equity Securities

Between June 5, 2007 and June 10, 2007, the Company entered into Subscription Agreements with with four individuals, each of whom is an accredited investor, pursuant to which the Company agreed to sell an aggregate of 2,356,471 shares of the Company’s common stock, par value $0.01 per share. The price per Share under the Subscription Agreements is $0.17. Each Investor also received a warrant to purchase

Shares of the Company’s common stock in an amount up to the number of Shares purchased. The exercise price of each warrant is $0.19 and expires on May 31, 2008.

The Company has granted the Investors piggyback registration rights (subject to certain limitations).

The common stock and warrants were not registered under the Securities Act. The date, title and amount of securities sold, as well as the total offering price, and the terms relating to the exercise of the Warrants, are described under Items above. The offer and sale of the common stock and warrants to the Purchasers were exempt from the registration requirements of Section 5 of the Securities Act, as amended, pursuant to Section 4(2) of the Securities Act and Rule 506 of Regulation D thereunder. We relied on the following facts in determining that the offer and sale of the common stock and the warrants qualified for the exemption provided by Rule 506:

•	The offer and sale satisfied the terms and conditions of Rule 501 and 502 under the Securities Act; and

•
Pursuant to Rule 506 under the Securities Act, no more than 35 purchasers purchased securities from us under both the offer and the sale, as determined in accordance with Rule 501(e) under the Securities Act.

As described above, on the Closing Date, the Company sold to each Purchaser 58,824 shares of Series B Preferred Stock and issued warrants to purchase an aggregate of 5,882,400 shares of Common Stock for a purchase price of $1,000,000. The Company did not pay any underwriting discounts or commissions in connection with its issuance of shares of Series B Preferred Stock and the accompanying warrants. The shares of Series B Preferred Stock are convertible into shares of Common Stock at the election of the Purchasers. Each share of Series B Preferred Stock is initially convertible into 100 shares of Common Stock, with such conversion ratio subject to adjustment in the event of dilutive issuances, stock splits, combinations, certain dividends and distributions, and mergers, reorganizations or other similar recapitalization events. The warrants may be exercised in whole or in part for shares of Common Stock by payment by the Purchasers of the applicable exercise price in cash prior to the expiration of the warrants on June 10, 2008. Neither the shares of Series B Preferred Stock, the warrants, or the shares of Common Stock issuable upon conversion of the shares of Series B Preferred Stock or upon the exercise of the warrants were registered under the Securities Act of 1933, as amended (“Securities Act”). The offer and sale of the shares Series B Preferred Stock and warrants to the Purchasers was (and we anticipate that the issuance of shares of Common Stock upon conversion of the Series B Preferred Stock and upon exercise of the warrants, will be) exempt from the registration requirements of Section 5 of the Securities Act pursuant to Section 4(2) of the Securities Act and Rule 506 of Regulation D thereunder. The Company relied on the following facts in determining that the offer and sale of the shares of Series B Preferred Stock and accompanying warrants qualified for the exemption provided by Rule 506:

•	The offer and sale satisfied the terms and conditions of Rule 501 and 502 under the Securities Act; and

•	Pursuant to Rule 506 under the Securities Act, no more than 35 purchasers purchased the Series B Preferred Stock and warrants, as determined in accordance with Rule 501(e) under the Securities Act.

Item 3.03 Material Modifications to Rights of Security Holders

As discussed below in Item 5.03, the Company has designated 353,000 shares of its authorized preferred stock as Series B Convertible Preferred Stock pursuant to a Certificate of the Powers, Designations, Preferences and Rights of the Series B Convertible Preferred Stock, $0.10 par value per share (the “Certificate”). As described in Item 1.01 above, as of the Closing Date, the Company sold an aggregate of 117,648 shares of Series B Preferred Stock to the Purchasers. As more specifically described in Item 1.01, the designation and issuance of the shares of Series B Preferred Stock materially affects the rights and powers of the holders of the Company's Common Stock in the following ways:

•
Each share of Series B Preferred Stock is convertible into 100 shares of Common Stock (subject to adjustment in the event of dilutive issuances, stock splits, combinations, certain dividends and distributions, and mergers, reorganizations or other similar recapitalization events).

•	Each share of Series B Preferred Stock is entitled to vote on all matters submitted to a vote of the holders of the Common Stock on an as-if converted to common stock basis.

•
Each holder of Series B Preferred Stock is entitled to receive accruing dividends with respect to each shares of Series B Preferred Stock held by such holder at a rate per annum of 4% of the base amount (defined as the original issue price of $17.00 per share plus the amount of accrued but unpaid dividends as calculated on each anniversary of the date of issuance of such Series B Preferred Stock shares). The Company may not pay a dividend to holders of Common Stock unless the accruing dividends payable with respect to the shares of Series B Preferred Stock have been paid in full and a similar dividend is paid with respect to each share of Series B Preferred Stock on an as-converted-to-Common Stock basis.

•
Upon the occurrence of a Liquidating Event, each holder of Series B Preferred Stock is entitled to a per-share liquidation preference equal to the greater of: (i) the amount that would have been payable on each share of Series B Preferred Stock had each share been converted into Common Stock immediately prior to such Liquidating Event, or (ii) $17.00 per share (adjusted to reflect any stock dividend, stock split, combination, recapitalization or reorganization) plus all accruing dividends and all other declared but unpaid dividends. A merger or consolidation of the Company into another corporation or entity or the sale of all or substantially all of the Company’s assets will be deemed to be a Liquidating Event unless otherwise decided by the majority vote of the then outstanding shares of the Series B Preferred Stock.

Additionally, at any time when at least 25,000 shares of Series B Preferred Stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares) are outstanding, the Company may not do any of the following without the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series B Preferred Stock: (i) effect any merger or consolidation of the Company; (ii) amend or repeal any provision of, or add any provision to, the Company’s Certificate of Incorporation or By-laws if such action would alter or change the preferences, rights, privileges or powers of, or the restrictions provided for the benefit of, such Series B Preferred Stock; (iii) create, or authorize the creation of, or issue or obligate itself to issue shares of, or increase the authorized number of shares of, any additional class or series of capital stock unless the same ranks junior to the Series B Preferred Stock; (iv) acquire another entity by means of a purchase of all or a portion of the capital stock or assets of such entity for consideration in excess of $2,000,000; (v) liquidate, wind up, or dissolve the Company or adopt any plan for the same; (vi) effect any sale, lease, transfer, pledge or other disposition of assets of the Company or its subsidiaries, not in the ordinary course of business, unless the value of such assets; singly or in connection with any related series of transactions does not in the aggregate exceed $5,000,000; (vii) enter into any transaction with any officer, director or beneficial owner of five percent (5%) or more of the Common Stock; (viii) authorize or effect the issuance by the Company of any shares of capital stock or rights to acquire shares of capital stock pursuant to stock option, stock bonus or other employee stock plans for the benefit of the employees of the Corporation other than the issuance of options to purchase up to 20,000,000 shares of Common Stock pursuant to the Company’s existing stock option plan; (ix) incur any indebtedness for borrowed money in excess of $1,000,000 outstanding at any time; (x) acquire any material assets of another person for consideration in excess of $2,000,000 other than in the ordinary course of business, (xi) permit any subsidiary to do any of the foregoing, or (xii) authorize the issuance of more than 300,000,000 shares of Common Stock directly by amendment of the certificate of incorporation or indirectly by reverse stock-split, merger or other device or create, or authorize the creation of, or issue or obligate itself to issue shares of, any additional class or series of capital stock unless the same ranks junior to the Series B Preferred Stock with respect to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, the payment of dividends and redemption rights, or increase the authorized number of shares of Series B Preferred Stock or increase the authorized number of shares of any additional class or series of capital stock unless the same ranks junior to the Series B Preferred Stock with respect to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, the payment of dividends and redemption rights.

The Certificate is attached hereto as Exhibit 3(ii) and is incorporated herein by reference. The foregoing description of the rights of the holders of Series B Preferred Stock does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Company designated 353,000 shares of its authorized preferred stock as Series B Convertible Preferred Stock pursuant to the authority granted to the Board of Directors by the Company’s Certificate of Incorporation, as amended. In connection with such designation, the Company filed the Certificate with the Secretary of State of the State of Delaware on May 31, 2007. A copy of the Certificate is attached hereto as Exhibit 3(i). Upon filing, the Certificate became a part of the Company's Certificate of Incorporation, as amended. The Company filed a certificate with the Secretary of State of the State of Delaware on June 11, 2007. A copy of the Certificate is attached hereto as Exhibit 3(ii). The Certificate amends the voting powers, designation, preferences, limitations, restrictions and relative rights of the Series B Preferred Stock. The rights of the holders of the Series B Preferred Stock are described under Items 1.01 and 3.03 above.

The foregoing description of the Certificate does not purport to be complete and is qualified in its entirety by reference to Exhibit 3(ii) which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibits

Exhibit Number	Description
3(i)	Certificate of Amendment increasing Series B Preferred to 353,000 shares
3(ii)	Amendment to Certificate of the Powers, Designations, Preferences and Rights of the Series B Convertible Preferred Stock, Par Value $0.10 Per Share
4.1	Form of Warrant to Subscription Agreement
4.2	Form of Warrant for Purchase of 5,882,353 Shares of Common Stock dated June 15, 2007
10.1	Form of Subscription Agreement
10.2	Form of Subscription Agreement for Shares of Series B Convertible Preferred Stock dated as of June 15, 2007
99.1	Press Release issued by the Company on June 19, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2007	ELEMENT 21 GOLF COMPANY

	By:	/s/ Nataliya Hearn
Name: Nataliya Hearn
Title: President

EXHIBIT INDEX

Exhibit Number	Description
3(i)	Certificate of Amendment increasing Series B Preferred to 353,000 shares
3(ii)	Amendment to Certificate of the Powers, Designations, Preferences and Rights of the Series B Convertible Preferred Stock, Par Value $0.10 Per Share
4.1	Form of Warrant to Subscription Agreement
4.2	Form of Warrant for Purchase of 5,882,353 Shares of Common Stock dated June 15, 2007
10.1	Form of Subscription Agreement
10.2	Form of Subscription Agreement for Shares of Series B Convertible Preferred Stock dated as of June 15, 2007
99.1	Press Release issued by the Company on June 19, 2007